UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2011

VISTEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan	48111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800)-VISTEON

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01.	Other Events.

Visteon Corporation (the “Company”) expects to file a registration statement that registers for sale certain securities of the Company, including guarantees of debt securities (the “Guarantees”) by certain subsidiaries of the Company (the “Guarantor Subsidiaries”), that may be issued in exchange for the Company’s 6.75% Senior Notes due 2019. Under the Securities Act of 1933, the Guarantees are securities and, as a result, the Company is required to retrospectively disclose in a footnote to its financial statements financial information of the Guarantor Subsidiaries in accordance with Rule 3-10 of Regulation S-X, as discussed more fully below.

The Company is filing revised historical financial statements within exhibits to this Current Report on Form 8-K to include summarized financial information for (a) the Company; (b) the Guarantor Subsidiaries on a combined basis; and (c) the Company’s non-Guarantor Subsidiaries on a combined basis. The summarized financial information has been added to the:

•	Notes to Consolidated Financial Statements included in Part II, Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010; and

•	Notes to the Unaudited Consolidated Financial Statements included in Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2011.

The historical financial statements and the revised related disclosures in respect of the Consolidated Financial Statements included in Part II, Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference, the historical valuation and qualifying accounts included in Part IV, Item 15: Financial Statement Schedule of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 are filed as Exhibit 99.2 to this report and incorporated herein by reference, and the historical financial statements and the revised related disclosures in respect of the Unaudited Consolidated Financial Statements included in Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

The information included in and with this Current Report on Form 8-K is presented for information purposes, and there is no change to the Company’s previously reported consolidated net operating results, financial condition or cash flows. This Current Report on Form 8-K does not reflect events occurring after the original filing of the Company’s previously reported results.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Consolidated Financial Statements of the Company and Notes thereto, included in Part II, Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, revised only to provide the condensed consolidating financial information relating to the Company and the Guarantor Subsidiaries (included with the Consolidated Financial Statements is the Report of the Independent Registered Public Accounting Firm dated March 9, 2011, except with respect to its opinion on the Company’s Consolidated Financial Statements insofar as it relates to the effects of the change in reportable segments discussed in Note 23, as to which the date is August 4, 2011, and the presentation of the condensed consolidating financial information relating to the Guarantor Subsidiaries discussed in Note 24, as to which the date is November 10, 2011).

99.2	Part IV, Item 15 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010: Financial Statement Schedule.

99.3	Unaudited Consolidated Financial Statements of the Company and Notes thereto, included in Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2011, revised only to provide the condensed consolidating financial information relating to the Guarantor Subsidiaries.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION

Date: November 10, 2011	By:	/s/ Michael J. Widgren
Michael J. Widgren
Vice President, Corporate Controller
and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description	Page

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Consolidated Financial Statements of the Company and Notes thereto, included in Part II, Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, revised only to provide the condensed consolidating financial information relating to the Company and the Guarantor Subsidiaries (included with the Consolidated Financial Statements is the Report of the Independent Registered Public Accounting Firm dated March 9, 2011, except with respect to its opinion on the Company’s Consolidated Financial Statements insofar as it relates to the effects of the change in reportable segments discussed in Note 23, as to which the date is August 4, 2011, and the presentation of the condensed consolidating financial information relating to the Guarantor Subsidiaries discussed in Note 24, as to which the date is November 10, 2011).

99.2	Part IV, Item 15 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010: Financial Statement Schedule.

99.3	Unaudited Consolidated Financial Statements of the Company and Notes thereto, included in Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2011, revised only to provide the condensed consolidating financial information relating to the Company and the Guarantor Subsidiaries.

101.INS	XBRL Instance Document.**

101.SCH	XBRL Taxonomy Extension Schema Document.**

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.**

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.**

101.PRE	XBRL Taxonomy Extension Presentation Linkbase

Document.**

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.**

**	Pursuant to Rule 406T of Regulation S-T, the Interactive Data Files as Exhibit 101 hereto are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and otherwise are not subject to liability under those sections.